 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):	February 11, 2015

Natural Health Trends Corp.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-26272	59-2705336
(Commission File Number)	(IRS Employer Identification No.)

4514 Cole Avenue, Suite 1400, Dallas, Texas	75205
(Address of Principal Executive Offices)	(Zip Code)

(972) 241-4080
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01     Entry into a Material Definitive Agreement.

Prior to the announcement by Natural Health Trends Corp. (the “Company”) that its common stock had been approved for listing on The Nasdaq Capital Market, on February 11, 2015, the Company entered into an Indemnification Agreement (“Indemnification Agreement”) with each of its two recently elected directors, Christopher R. O’Brien and Kin Yep Chung, as well as its existing directors and executive officers, George K. Broady, Chris T. Sharng and Timothy S. Davidson. The form of Indemnification Agreement was approved by the Company’s Board of Directors (the “Board”) for use by the Company’s directors and executive officers and is updated from the form of indemnification agreement approved by the Board in 2005. The Board believes that the new form of Indemnification Agreement is in the best interest of the Company and its stockholders and is an important component of the Company’s ability to continue to attract and retain the services of talented and experienced individuals to serve as directors and executive officers of the Company.

The Indemnification Agreement confirms the Company’s obligation to indemnify its directors and executive officers against liability arising out of the performance of their duties. The Indemnification Agreement provides mandatory indemnification, on the terms and conditions set forth in the agreement, for expenses and losses actually and reasonably incurred by directors and executive officers in defending legal proceedings in which they are parties by reason of their service to the Company or other entities to which they provide services at the Company’s request or on its behalf. Pursuant to the Indemnification Agreement, the Company will advance reasonable expenses incurred by directors and executive officers in defending these legal proceedings, on the terms and conditions set forth in the Indemnification Agreement, and subject to repayment in the event of a determination that a director or executive officer is not entitled to indemnification for those expenses.

The foregoing description of the Indemnification Agreement is qualified in its entirety by reference to the form of Indemnification Agreement filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 11, 2015, the Board voted to expand its size to provide for five directors and, in accordance with the Company’s bylaws, elected Christopher R. O’Brien and Kin Yep Chung to fill the newly-created directorships. Mr. O’Brien is a principal with the national law firm, Polsinelli LLP, where he specializes in corporate law. Mr. Chung is recently retired from Bioherb Technology Company, Ltd., a private Hong Kong company that served as an importing company for food and food manufacturing products, which Mr. Chung founded and served as President. Neither Mr. O’Brien nor Mr. Chung was selected as a director of the Company pursuant to any arrangement or understanding between either of them and any other person. At the time of their election to the Board, Messrs. O’Brien and Chung, together with Randall A. Mason (an existing director), were also appointed to the Board’s Audit Committee, and Messrs. O’Brien and Mason were also appointed to the Board’s Compensation Committee and Nominating and Corporate Governance Committee. The Board determined that each of Messrs. O’Brien and Chung is an “independent director,” as such term is defined in Rule 5605 of The Nasdaq Stock Market Rules; in addition, each such newly-elected director qualifies as an “independent director,” as defined in Rule 10A-3(b), as promulgated under the Securities Exchange Act of 1934, as amended.

Each of Messrs. O’Brien and Chung are entitled to receive, upon their election to the Board and in their capacity as non-employee directors of the Company, $25,000 cash and 3,058 shares of the Company’s restricted stock, which shares of restricted stock shall vest on a quarterly basis over a three-year period (together with applicable withholding taxes). Commencing March 1, 2015 and through the remainder of 2015, each of Messrs. O’Brien and Chung are also entitled to receive a monthly payment of $8,333 (together with a pro rata payment covering the period of February 11 – 28, 2015), as well as the reimbursement of all out-of-pocket expenses incurred in connection with the performance of their duties as directors.

Item 5.05     Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On February 11, 2015 the Board approved the amendment and restatement of the Company’s Worldwide Code of Business Conduct and, in connection therewith, the termination of the Company’s Code of Ethics for Senior Financial Officers (which is no longer necessary given the amendment and restatement of the Worldwide Code of Business Conduct).

Item 8.01     Other Events.

On February 12, 2015 the Company announced that its common stock had been approved for listing on The Nasdaq Capital Market (“NASDAQ”) and is expected to begin trading on NASDAQ under the ticker symbol NHTC on February 17, 2015. The Company’s common stock will continue to trade on the OTC Market until the market close on the last trading day prior to first NASDAQ trading day.

The press release of the Company announcing the approval of the listing of the Company’s common stock on NASDAQ is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

IMPORTANT ADDITIONAL INFORMATION

Statements in this Current Report on Form 8-K that are not strictly historical, including whether and when the Company’s common stock will commence trading on NASDAQ, constitute forward-looking statements. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors discussed in the “Risk Factors” section of the Company’s Annual Report on Form 10-K filed with the SEC and in other filings that the Company periodically makes with the SEC. The Company assumes no obligation and does not intend to update any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits

10.1	Form of Indemnification Agreement between Natural Health Trends Corp. and each of its directors and executive officers (approved February 11, 2015)
14.1	Worldwide Code of Business Conduct, as revised February 11, 2015
99.1	Press Release dated February 12, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 12, 2015

NATURAL HEALTH TRENDS CORP.

By:	/s/ Timothy S. Davidson
Timothy S. Davidson
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1	Form of Indemnification Agreement between Natural Health Trends Corp. and each of its directors and executive officers (approved February 11, 2015)
14.1	Worldwide Code of Business Conduct, as revised February 11, 2015
99.1	Press Release dated February 12, 2015